SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT
January 31, 2002
(Date of earliest event reported)

COMMISSION FILE NUMBER 34-0-22164

RFS HOTEL INVESTORS, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

TENNESSEE (State or other Jurisdiction of Incorporation or Organization) 850 Ridge Lake Boulevard, Suite 220, Memphis, TN 38120 (Address of Principal Executive Offices) (Zip Code)	62-1534743 (I.R.S. employer identification no.) (901) 767-7005 (Registrant’s Telephone Number Including Area Code)

Item 5. Other Events
Item 7. Financial Statements and Exhibits
SIGNATURE
PRESS RELEASE

Item 5. Other Events

On January 31, 2002, RFS Hotel Investors, Inc. issued a press release announcing its operating results for the fourth quarter ended December 31, 2001 exceeded analysts’ expectations and declares its dividend. A copy of the press release is filed as an exhibit to this report and is incorporated by reference herein.

Item 7. Financial Statements and Exhibits

(c)   Exhibits

99.1      Press Release Announcing Fourth Quarter 2001 Operating Results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

RFS HOTEL INVESTORS, INC

Dated as of January 31, 2002	By: Kevin M. Luebbers

/s/ Kevin M. Luebbers

Its: Executive Vice President & Chief Financial Officer